UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [	]

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.)	Title of each class of securities to which transaction applies:
2.)	Aggregate number of securities to which transaction applies:
3.)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
4.)	Proposed maximum aggregate value of transaction:
5.)	Total fee paid:

IMPORTANT NOTICE Please vote utilizing one of the convenient methods described below.

WELLS FARGO ADVANTAGE FUNDS

Of

Wells Fargo Funds Trust

525 Market Street

San Francisco CA 94105

May 29, 2008

Dear Valued Shareholder:

Recently we sent to you proxy materials for the upcoming Special Meeting of Shareholders for eleven Wells Fargo Advantage Funds scheduled for June 30, 2008. In order to conduct the formal business of the Special Meeting we need sufficient proxy voting participation by shareholders. So far, we have received voting instructions from many of our shareholders, but as of the date of this letter your vote has not been received. Please know that your vote is critical to the outcome of this meeting regardless of how many shares you own.

As a shareholder of one or more of the Funds, you are being asked to approve the reorganization of your Fund into an acquiring Wells Fargo Advantage Fund. The Board of Trustees has unanimously approved each reorganization proposal and recommends that you vote in favor.

More information regarding this Special Meeting and proposal can be found in the Combined Prospectus/Proxy Statement, which was previously mailed to you. If you are interested in viewing the proxy statement, you can log on to www.proxyonline.com. Please have your control number, which is located on your enclosed proxy card available at the time you logon. If you would like another copy of the proxy material, have any proxy-related questions, or to vote your proxy by phone, please call 866-406-2287 for assistance. Representatives are available between the hours of 9:00 am and 10:00 pm Eastern Time.

Whichever method you choose to vote, your vote matters and will help us to obtain the required number of votes to hold the Special Meeting and avoid additional costs of further solicitation. Please help us by taking a moment to cast your vote today. Thank you in advance for your participation.

Sincerely,

Wells Fargo Advantage Funds

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Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Phone. Simply call toll-free 866-406-2287. Representatives are available Monday through Friday between the hours of 9:00am and 10:00pm Eastern Time.

2.

Vote via the Internet. You may cast your vote by logging on to www.proxyonline.com. Be sure to have your control number, which is located on the enclosed proxy card, available at the time you plan on voting.

3.	Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy ballot in the postage-prepaid return envelope provided.

Good (morning, afternoon, evening), may I please speak with ______? (Mr./Mrs.)______, my name is (full name) and I am calling in regards to your investment in the Wells Fargo Advantage _________ Fund. I wanted to confirm that you have received the proxy material for the Special Meeting of Shareholders scheduled to take place on June 30, 2008. Have you received it? (proceed to YES or NO.)

YES

Great. As a convenience to you, I can go ahead and record your voting instructions over the phone if you would like. The Funds’ Board is recommending a vote in favor of the proposal. Would you like to vote along with the recommendations of your Board? proceed to “YES” or “NO” on right.

YES

Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? "Confirm Name, Street Address, City, State and Zip." Thank you. You will receive written confirmation of your voting instructions in the mail.

NO

I can review the meeting agenda with you right now and would be happy to answer any questions you may have. (review proposals and enter directed vote per proposal.) Thank you. I am recording your ______ vote. For confirmation purposes, may I please have your full address? "Confirm Name, Street Address, City, State and Zip.” Thank you. You will receive written confirmation of your voting instructions in the mail. Please retain it for your records.

NO

Sorry to hear that. I can have another package sent out to you. (Mr./Ms.) ______, is the correct address (read address) (If no, enter new address.) Okay, thank you. You will receive the material shortly. Once you receive the material you can contact us to answer any questions that you may have and we can also record your vote over the phone, or you can mail back your proxy card. If you have a pen or pencil handy, I’ll leave you with our toll-free number. That number is 1-866-406-2287.

SHAREHOLDER NOT INTERESTED

Every vote is very important. When you have a moment, please review the proxy material and vote your shares by contacting us directly toll-free at 1-866-406-2287. You may also log on to the website listed on your proxy card, or sign the proxy card and mail it in the enclosed envelope.

ENDING THE CALL - THANK THE SHAREHOLDER

(Mr./Mrs.) _____, your vote is very important and your time is greatly appreciated. Thank you and have a nice (morning, afternoon, evening).

Proxy FACTSHEET	IMPORTANT DATES:
Record Date: April 18, 2008
Meeting Date: June 30, 2008
Mail Date: May 13, 2008

SPECIAL MEETING OF SHAREHOLDERS OF THE:	Meeting Time: 3:000pm Pacific 12:00pm Eastern
Location: The offices of Wells Fargo Funds Management
Wells Fargo Advantage Funds	525 market Street, 12th Floor
11 open-end Funds	San Francisco, CA 94105
A Fund /CUSIP list is found on Attachment 1 which is the last page of this FactSheet

MUTUAL FUND ADVISOR:	CONTACT INFO:
Wells Fargo Funds Management, LLC	Inbound Line: 866-406-2287
Fund Number: 800-222-8222
Website: www.wellsfargoadvantagefunds.com

What is happening?

A Special Meeting of Shareholders will be held on June 30, 2008 for 11 Wells Fargo Advantage Funds. The meeting will be held at the offices of Wells Fargo Funds Management located at 525 Market Street, 12th floor, San Francisco CA, 94105 at 3:00pm pacific time.

Contents of the proxy package?

The proxy material was mailed on May 13, 2008 and included a combined prospectus/proxy statement, proxy card and a postage-paid business reply envelope.

IMPORTANT NOTE:

There are two different combined prospectus/proxy statements for which a shareholder can receive:

STATEMENT ONE (BLUE)	LifeStage Funds (3 Funds)
1.	LifeStage Conservative Growth
2.	LifeStage Moderate Growth
3.	LifeStage Aggressive Growth

STATEMENT TWO	(BURGUNDY)	All Other Funds (8 Funds)

1.	Balanced Fund
2.	Corporate Bond Fund
3.	High Yield Bond Fund
4.	Intermediate Government Income Fund
5.	National Limited-Term Tax-Free Fund
6.	National Tax-Free Fund
7.	Overseas Fund
8.	Value Fund

What Am I being asked to vote on?

Shareholders of each fund are being asked to vote on 1 proposal:

1. To approve the reorganization of your Wells Fargo Advantage Fund into a similarly managed and corresponding Wells Fargo Advantage Fund.

Below is a list a chart that summarizes the merger details.

Shareholder Currently owns:	Will be merged into:
Wells Fargo Advantage Balanced Fund	Wells Fargo Advantage Asset Allocation Fund
Wells Fargo Advantage Corporate Bond Fund	Wells Fargo Advantage Income Plus Fund
Wells Fargo Advantage High Yield Bond Fund	Wells Fargo Advantage High Income Fund
Wells Fargo Advantage Intermediate Government Income Fund	Wells Fargo Advantage Government Securities Fund
Wells Fargo Advantage Life Stage–Conservative Portfolio	Wells Fargo Advantage Moderate Balanced Fund
Wells Fargo Advantage Life Stage–Moderate Portfolio	Wells Fargo Advantage Growth Balanced Fund
Wells Fargo Advantage Life Stage–Aggressive Portfolio	Wells Fargo Advantage Aggressive Allocation Fund
Wells Fargo Advantage National Limited-Term Tax-Free Fund	Wells Fargo Advantage Short-Term Municipal Bond Fund
Wells Fargo Advantage National Tax-Free Fund	Wells Fargo Advantage Municipal Bond Fund
Wells Fargo Advantage Overseas Fund	Wells Fargo Advantage International Equity Fund
Wells Fargo Advantage Value Fund	Wells Fargo Advantage C&B Large Cap Value Fund

NOTE: Shareholders will either receive the same class of shares or comparable class of shares of the acquiring fund. See ATTACHMENT 1 at the end of this Factsheet for details of the class specific merger information.

How should I vote?

While we can not recommend how to vote your shares, we can tell you that the Board of Trustees unanimously approved the proposed the reorganization of your Wells Fargo Advantage Fund recommends you vote in favor of the proposal.

PROPOSAL REVIEW:

Why am I being asked to vote on the approval of the reorganization?

Fund management for each of the Funds reviewed whether combining funds with similar investment objectives, investment strategies and principal investments would benefit shareholders. At the Board Meeting held on November 7, 2007, the Board reviewed this information and unanimously approved each reorganization, subject to shareholder approval.

The fund reorganizations are expected to provide several potential benefits to shareholders:

1.	The Acquiring Funds generally have a better or comparable total return or yield performance than your Fund over most measurement periods.
2.	The larger, combined funds (post reorganization) can lead to a lower expense ratio (page 6&7 of BURGUNDY statement)
3.	The combined funds will potentially have greater investment opportunities and market presence.
4.

Streamlining the fund product line will eliminate duplicate costs and spread certain costs across a larger asset base due to combining Funds with similar investment objective, strategies and principal investments.

5.	The Funds’ Advisor will pay all costs associated with each reorganization.

DETAIL OF BENEFITS LISTED ABOVE:

1. PERFORMANCE

In each reorganization, the Acquiring Fund has comparable or better total return or yield performance over most measurement periods. SEE ATTACHMENT II AT THE END OF THIS PACKAGE FOR SPECIFIC PERFORMANCE COMPARISONS BY CLASS.

2. TOTAL AND NET OPERATING EXPENSES OF THE FUNDS

For each reorganization, the Acquiring Fund class will have a lower or equal net operating expense ratio than the corresponding class of the Target Fund, with the exception of the Institutional Class of the Overseas Fund (described more fully in the following sub-section entitled “Specific Considerations”). Thus, with this limited exception, all Target Fund shareholders will pay the same or lower fees as a result of the Reorganization.

3. GREATER INVESTMENT OPPORTUNITIES, MARKET PRESENCE, AND ECONOMIES OF SCALE.

The combined Funds are expected to be more viable because Wells Fargo Advantage Funds will be able to concentrate its marketing efforts on the combined Funds, rather than similar but separate Funds in each case.

The Target Funds have the potential to benefit from greater economies of scale by, among other things, reorganizing into funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of trustee expenses).

4 STREAMLINED PRODUCT LINE

The Reorganization will streamline Wells Fargo Advantage Funds by combining Funds with common or similar investment objectives, principal investments, principal investment strategies or portfolio securities. By reorganizing the Funds, Wells Fargo Advantage Funds is able to take steps towards eliminating duplicative costs and improving potential shareholder returns. The elimination of duplicative costs and the spreading of certain costs across a larger asset base also can lead to reductions in net operating expense ratios.

5. COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

Each Acquiring Fund and corresponding Target Fund has compatible investment objectives, principal investments and principal investment strategies.

When will the fund reorganizations take place?

Contingent on shareholder approval at the June 30th shareholder meeting, the reorganizations are expected to take place on or about July 18, 2008.

If approved by shareholders, how will the reorganization work?

Contingent on shareholder approval, shareholders will receive shares of the same or comparable class of the acquiring fund equal in dollar value to shares of your current Fund. (See ATTACHMENT 1 at the end of this FactSheet which summarizes the corresponding share class of the acquiring Fund a shareholder will receive.)

After the reorganizations, will fund expenses increase or decrease?

Pending shareholder approval of the reorganizations, Fund expenses will be the same or lower for the newly combined Fund.

There is one exception - Wells Fargo Advantage International Equity Fund Institutional class has expenses that are slightly higher than the corresponding share class of the Wells Fargo Advantage Overseas Fund. See page 6 and 7 of the BURGUNDY proxy statement for expense details.

Who manages the acquiring Funds?

The Investment Advisor for both your current Fund and the Acquiring Fund is Wells Fargo Funds Management LLC.

Sub Advisor Comparisons:

Shareholder Currently owns:	Sub Advised By:	Will be merged into:	Sub Advised By:
Balanced Fund	Wells Capital Management	Asset Allocation Fund	Wells Capital Management

Corporate Bond Fund	Wells Capital Management	Income Plus Fund	Wells Capital Management

High Yield Bond Fund	Wells Capital Management	High Income Fund	Wells Capital Management

Intermediate Government Income Fund	Wells Capital Management	Government Securities Fund	Wells Capital Management

Life Stage–Conservative Portfolio	None*	Moderate Balanced Fund	Wells Capital Management
Life Stage–Moderate Portfolio	None*	Growth Balanced Fund	Wells Capital Management
Life Stage–Aggressive Portfolio	None*	Aggressive Allocation Fund	Wells Capital Management

National Limited-Term Tax-Free Fund	Wells Capital Management	Short-Term Municipal Bond Fund	Wells Capital Management

National Tax-Free Fund	Wells Capital Management	Municipal Bond Fund	Wells Capital Management

Overseas Fund	New Star Institutional Managers Limited	International Equity Fund	N ew Star Institutional Managers Limited
Artisan Partners
LSV Asset Management

Value Fund	Cooke & Beiler, L.P.	C&B Large Cap Value Fund	Cooke & Beiler, L.P.

*Master Feeder Funds do not have Sub Advisor

Can I exchange or redeem my shares before the proposed reorganizations take place?

Yes. You may exchange your shares for shares of another Wells Fargo Advantage Fund, or redeem your shares, at any time before the proposed reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction or subject to any applicable deferred sales charges or redemption fees. You can also make subsequent purchases of shares of your Funds prior to the proposed reorganizations.

Are there any tax consequences of the reorganizations?

The reorganizations are expected to be tax-free for U.S. Federal Income Tax purposes for the following Funds:

1.	Balanced Fund
2.	Corporate Bond Fund
3.	High Yield Bond Fund
4.	Intermediate Government Income Fund
5.	National Limited-Term Tax-Free Fund
6.	National Tax-Free Fund
7.	Overseas Fund
8.	Value Fund

The reorganizations for Life Stage-Conservative Portfolio, Life Stage - Moderate Portfolio, and Life Stage – Aggressive Portfolio are expected to be a taxable exchange.

DETAIL:

Although most reorganizations of mutual funds are completed tax-free for U.S. federal income tax purposes, the reorganizations of the Life Stage Portfolios are expected to be taxable exchanges. The Life Stage Portfolios are funds of funds that invest in underlying affiliated Wells Fargo Advantage Funds to pursue their investment objectives. Their corresponding acquiring Funds invest in master portfolios and do not invest in underlying mutual funds. Because of the difference in the structure of the Life Stage Portfolios and the structure of the acquiring Funds, there is substantial uncertainty as to whether the reorganization would have satisfied the “continuity of business enterprise” requirement of the Internal Revenue Code, which must be met to qualify as tax-free reorganization. Accordingly, the reorganization has been structured in a manner to ensure that it will be taxable in order to provide greater certainty about the tax consequences of the reorganization to shareholders of the Life Stage Portfolios.

Shareholders who hold Life Stage Portfolios in a taxable account will receive applicable tax forms in early 2009 that they can use to file their tax returns. However, because a substantial percentage of the shareholders of the Life Stage Portfolios hold their shares in a tax-free account, they will not experience a taxable event.

The Wells Fargo Advantage Funds Board of Trustees believes that the benefits of the reorganizations to shareholders of the Life Stage Portfolios outweigh any adverse consequences that may arise for shareholders due it its taxable nature. Further information about the taxable nature of the reorganization of the Life Stage Portfolios can be found in the combined prospectus/proxy statement, in sections beginning on page 6 and on page 27.

VOTING METHODS

Registered Shareholders (REG at the beginning of account number)

By Touchtone Phone:	Call 866-437-4683. The shareholder will need the control number found in the box on the right side of the card below the fold line

By Internet:	Go to www.proxyonline.com and follow the instructions found on the website. Shareholders will need their control number found in the box on the right side of the card below the fold line.

Beneficial Shareholders (NOBO at the beginning of account number)

By Touchtone Phone:	800-690-6903 and follow the simple instructions. Shareholders will need their control number found on the top right of their proxy card.

By Internet:	Go to www.proxyvote.com and follow the instructions found on the website. Shareholders will need their control number found on the top right of their proxy card.

All Shareholders are given a postage paid envelope within their proxy page to mail back the card if they so desire.

Account Search

The Control number is located on the front and back of the proxy card. Also the TAG ID is found on the back side next to the proposal.

SAMPLE PROXY CARD FOUND ON THE FOLLOWING PAGE.

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 30, 2008

The undersigned shareholder hereby appoints Karla M. Rabusch, C. David Messman and Carol J. Lorts (officers of Wells Fargo Funds Trust), or any of them, as proxies and attorneys for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Shareholders of the Trust to be held at 525 Market St., 12th Floor, San Francisco, California 94105 on June 30, 2008 and any and all adjournments thereof (the “Special Meeting”), cast on behalf of the undersigned all votes of Fund shares that the undersigned is entitled to cast at the Special Meeting and to otherwise represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, hereby revokes any proxy heretofore given with respect to the Special Meeting, and hereby ratifies and confirms all that the proxies, or any of them, may lawfully do.

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

_____________________________________________

Signature	Date

__________________________________________________________

Signature (if held jointly)	Date

__________________________________________

Title if a corporation, partnership or other entity

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▲ FOLD HERE ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUNDS AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.

Your Control Number 123456789012
2. Touchtone Phone:	Simply dial toll-free 1-866-437-4683 and follow the automated instructions. Please have this proxy card and your control number found on the right available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

For any questions regarding internet or touchtone voting, please call 1-866-406-2287

PROXY CARD

WELLS FARGO ADVANTAGE FUNDS

of

Wells Fargo Funds Trust

525 Market Street, San Francisco CA 94105

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX IN BLUE OR BLACK INK. Example: ☐

PROPOSAL:

1.	To approve an agreement and plan of reorganization of each Target Fund into a corresponding Acquiring Fund. (Please see specific reorganization information for your investment(s) below.)

If you own multiple investments and would like to vote all positions in the same manner, simply check one of the three boxes to the right

Otherwise check one of the boxes below for each investment listed

FOR	AGAINST	ABSTAIN
□	□	□

Your Current Fund (target fund)	Acquiring Fund	TAG ID	FOR	AGAINST	ABSTAIN
			□	□	□
			□	□	□
			□	□	□
			□	□	□
			□	□	□
			□	□	□
			□	□	□
			□	□	□

THANK YOU FOR CASTING YOUR VOTE.

Control Number

If you plan on mailing in your vote, please FOLD this ballot and insert in within the postage-paid return envelope provided.

ATTACHMENT I1

Wells Fargo Advantage Funds
Fund/Class Reorganization Information

Balanced Fund			Asset Allocation Fund
949917306	Investor Class	→	Class A

Corporate Bond Fund			Income Plus Fund
949917488	Investor Class	→	Investor Class (new class)*
949917470	Advisor Class	→	Class A
949917496	Institutional Class	→	Institutional Class (new class)*

High Yield Bond Fund			High Income Fund
94975J789	Class A	→	Class A (formerly Advisor Class)*
94975J771	Class B	→	Class B (new class)*
94975J763	Class C	→	Class C (new class)*

Intermediate Government Income Fund			Government Securities Fund
94975H700	Class A	→	Class A (formerly Advisor Class)*
94975H809	Class B	→	Class B (new class)*
94975H882	Class C	→	Class C
94975H874	Administrator Class	→	Administrator Class

National Limited-Term Tax-Free Fund			Short-Term Municipal Bond Fund
94975J383	Class A	→	Class A (new class)*
94975J375	Class B	→	Class A (new class)*
94975J367	Class C	→	Class C
94975H619	Administrator Class	→	Class A (new class)*

National Tax-Free Fund			Municipal Bond Fund
94975H536	Class A	→	Class A
94975H528	Class B	→	Class B
94975H510	Class C	→	Class C
94975H494	Administrator Class	→	Administrator Class

Overseas Fund			International Equity Fund
949915185	Investor Class	→	Investor Class (new class)*
949915193	Institutional Class	→	Institutional Class

Value Fund			C&B Large Cap Value Fund
94975J185	Class A	→	Class A
94975J177	Class B	→	Class B
94975J169	Class C	→	Class C
94975J151	Investor Class	→	Investor Class (formerly Class D)*
94975J144	Administrator Class	→	Administrator Class

Life Stage Conservative Portfolio			Moderate Balanced Fund
949917603	Investor Class	→	Administrator Class

Life Stage Moderate Portfolio			Growth Balanced Fund
949917504	Investor Class	→	Administrator Class

Life Stage Aggressive Portfolio			Aggressive Allocation Fund
949917405	Investor Class	→	Administrator Class

ATTACHMENT II

Wells Fargo Advantage Funds
Performance Comparisons

	PERFORMANCE					PERFORMANCE
Current Fund	One Year	Three Years	Five Years	10 Years or since inception	Current Fund	One Year	Three Years	Five Years	10 Years or since inception
Acquiring Fund					Acquiring Fund

Life Stage Conservative	5.85%	5.81%	7.44%	4.64%	National Limited-Term Tax-Free
Moderate Balanced	6.28%	6.44%	8.13%	6.59%	Short-Term Municipal Bond
					Class A	0.40%	1.41%	1.80%	3.30%
Life Stage Moderate	6.49%	6.96%	9.63%	4.88%	Class A	-0.05%	1.44%	1.80%	2.47%
Growth Balanced	6.56%	7.88%	10.88%	7.36%	Class B	-0.27%	1.36%	1.65%	2.83%
					class B	-0.05%	1.44%	1.80%	2.47%
Life Stage Aggressive	6.81%	7.98%	11.72%	5.11%	Class C	1.73%	1.68%	1.62%	2.82%
Aggressive Allocation	6.46%	8.51%	12.13%	7.33%	Class C	2.04%	2.48%	2.42%	2.78%
					Administrator Class	3.75%	2.70%	2.66%	3.86%
Balanced					Class A	-0.05%	1.44%	1.80%	2.47%
Asset Allocation Fund
Investor Class	5.97%	6.25%	8.51%	4.38%	National Tax-Free
Class A	1.12%	5.90%	9.65%	5.93%	Municipal Bond
					Class A	-2.27%	2.05%	3.04%	4.08%
Corporate Bond					Class A	2.33%	2.69%	4.97%	3.86%
Income Plus					Class B	-3.43%	1.91%	2.84%	3.78%
Investor Class	4.54%	3.24%	5.36%	4.96%	class B	-3.53%	2.56%	4.84%	3.58%
Investor Class	6.25%	4.30%	5.56%	4.78%	Class C	0.47%	2.86%	3.20%	3.77%
Advisor Class	4.58%	3.30%	5.35%	4.85%	Class C	0.36%	3.47%	5.15%	3.57%
Class A	1.50%	2.71%	4.60%	4.27%	Administrator Class	2.59%	3.89%	4.23%	4.76%
Institutional Class	4.93%	3.71%	5.83%	5.34%	Administrator Cl.	2.48%	4.59%	6.13%	4.46%
Institutional Class	6.24%	4.30%	5.56%	4.78%
					Overseas
High Yield Bond					International Equity
High Income					Investor Class	11.88%	13.10%	17.73%	7.56%
Class A	-2.14%	3.23%	6.67%	6.49%	Investor Class	10.70%	15.50%	17.08%	7.69%
Class A	-1.38%	3.72%	8.84%	3.72%	Institutional Class	12.41%	13.70%	18.40%	7.88%
Class B	-3.28%	3.15%	6.55%	6.52%	Institutional Class	11.19%	15.90%	17.40%	7.93%
class B	-2.53%	3.61%	8.87%	3.63%
Class C	0.82%	4.09%	6.88%	6.68%	Value
Class C	1.47%	4.53%	9.15%	3.63%	C&B Large Cap Value
					Class A	-7.34%	4.30%	10.28%	7.73%
Intermediate Government Income					Class A	-7.66%	4.04%	11.08%	7.78%
Government Securities					Class B	-7.48%	4.66%	10.42%	7.55%
Class A	0.90%	1.94%	1.87%	4.32%	class B	-7.75%	4.41%	11.31%	7.64%
Class A	2.16%	2.62%	2.74%	4.91%	Class C	-3.47%	5.59%	10.71%	7.57%
Class B	-0.08%	1.81%	1.66%	4.01%	Class C	-3.74%	5.32%	11.57%	7.65%
class B	1.13%	2.43%	2.41%	4.52%	Investor Class	-1.72%	6.39%	11.52%	8.34%
Class C	3.95%	2.75%	2.03%	4.00%	Investor Class	-2.11%	6.07%	12.37%	8.41%
Class C	5.13%	3.37%	2.77%	4.52%	Administrator Class	-1.51%	6.62%	11.71%	8.43%
Administrator Class	6.02%	3.81%	3.07%	5.02%	Administrator Cl.	-1.86%	6.35%	12.56%	8.50%
Administrator Cl.	7.19%	4.48%	4.00%	5.77%